UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2020

Citi Trends, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51315	52-2150697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

104 Coleman Boulevard, Savannah, Georgia	31408
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (912) 236-1561

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CTRN	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                   ☐

Item 2.02.	Results of Operations and Financial Condition.

On January 13, 2020, Citi Trends, Inc. (the “Company”) issued a press release reporting its unaudited sales results for November and December 2019 (the “Press Release”). A copy of the Press Release is attached to this Current Report on Form 8-K (“Current Report”) as Exhibit 99.1, the contents of which are incorporated herein solely for purposes of this Item 2.02 disclosure by this reference.

The information contained in this Item 2.02, including the Press Release attached to this Current Report, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Item 2.02, including the Press Release, shall not be incorporated by reference into any filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 13, 2020, the Company announced that Stuart C. Clifford, Senior Vice President and Chief Financial Officer, will retire effective as of March 29, 2020. The Company has initiated a search for a new Chief Financial Officer and will consider both external and internal candidates.

A copy of the Press Release announcing the retirement of Mr. Clifford is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the portion of the Press Release relating to such retirement is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On January 13, 2020, in advance of a presentation by Company’s management at the ICR conference on January 14, 2020 in Grande Lakes Orlando, Florida, the Company released an updated investor presentation (the “Presentation”). A copy of the Presentation is attached hereto as Exhibit 99.2, the contents of which are incorporated herein solely for purposes of this Item 7.01 disclosure by this reference. The Presentation is also accessible via a link posted in the Investor Relations section of the Company’s website: https://ir.cititrends.com.

The information contained in this Item 7.01, including the related information set forth in the Presentation, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section. The information in this Item 7.01, including the Presentation, shall not be incorporated by reference into any filings under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 13, 2020
99.2	Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITI TRENDS, INC.

Date: January 13, 2020	By:	/s/ Stuart C. Clifford
	Name:	Stuart C. Clifford
	Title:	Senior Vice President and Chief Financial Officer